Exhibit 10.3

EXECUTION VERSION

STOCK PURCHASE AND SALE AGREEMENT

This Stock Purchase and Sale Agreement (this “Agreement”), dated as of June 15, 2011, is by and among Laredo Petroleum, Inc., a Delaware corporation (“Purchaser”), and the individuals listed as Sellers on the signature pages hereto (individually, “Seller” and collectively, “Sellers,” and together with Purchaser, the “Parties”).

RECITALS

WHEREAS, each Seller owns that number of (i) shares of common stock, par value $0.001 per share (the “Common Stock”), of Broad Oak Energy, Inc. (the “Company”), (ii) shares of preferred stock designated as Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company and/or (iii) Options to purchase shares of Common Stock (each an “Option”) ((i) through (iii) collectively, the “Company Securities”), set forth on the schedule attached to such Seller’s signature page hereto;

WHEREAS, Sellers, on a several and not joint basis, desire to sell to Purchaser, and Purchaser desires to purchase from Sellers, such Company Securities to be sold hereunder as set forth on the schedules attached to Sellers’ signature pages hereto, in accordance with the terms and conditions of this Agreement; and

WHEREAS, as of even date herewith, certain stockholders of the Company, including certain of the Sellers, have entered into a Contribution Agreement with the Company, Laredo Petroleum, LLC (“Parent”), Warburg Pincus Private Equity IX, L.P. and other contributors (the “Contribution Agreement”) to contribute their shares of Preferred Stock and/or Common Stock to Parent in exchange for a newly issued series of preferred units of Parent in connection with the transactions set forth herein.

NOW, THEREFORE, in consideration of the premises, the respective representations, warranties, covenants and agreements contained in this Agreement, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01.      Defined Terms.  As used in this Agreement, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any Person that, directly or indirectly, through one or more entities, controls, is controlled by or is under common control with the Person specified.  For the purpose of the immediately preceding sentence, the term “control” and its syntactical variants mean the power, direct or indirect, to direct or cause the direction of the management of such Person, whether through the ownership of voting securities, by contract, agency or otherwise.  For the avoidance of doubt, prior to Closing, the Company shall be considered an Affiliate of Sellers and from and after the Closing, the Company shall be considered an Affiliate of Purchaser.

“Agreement” shall have the meaning given that term in the Preamble.

“Approval” shall mean any approval, authorization, grant of authority, consent, order, qualification, permit, license, variance, exemption, franchise, concession, certificate, filing or registration, or any waiver of the foregoing, or any notice, statement or other communication required to be filed with or delivered to any Governmental Authority or any other Person.

“Claim” shall have the meaning given that term in Section 7.8(b).

“Claim Notice” shall have the meaning given that term in Section 7.8(b).

“Closing” shall have the meaning given that term in Section 2.1(c).

“Closing Date” shall have the meaning given that term in Section 2.3.

“Code” shall mean the Internal Revenue Code of 1986, as amended and any successor statute thereto.

“Common Stock” shall have the meaning given that term in the Recitals.

“Company” shall have the meaning given that term in the Recitals.

“Company Securities” shall have the meaning given that term in the Recitals.

“Contribution Agreement” shall have the meaning given that term in the Recitals.

“Enforceability Exceptions” shall have the meaning given that term in Section 3.1(c).

“Governmental Authority” shall mean any federal, state, local, tribal or foreign government or any court of competent jurisdiction, regulatory or administrative agency, commission or other governmental authority.

“Indemnitee” shall have the meaning given that term in Section 7.8(a).

“Indemnitor” shall have the meaning given that term in Section 7.8(a).

“Law” shall mean any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

“Liabilities” shall mean any and all claims, causes of action, payments, charges, judgments, assessments, liabilities, obligations, losses, damages, penalties, fines or costs and expenses, including any attorneys’ fees, legal or other expenses incurred in connection therewith and including liabilities, costs, losses and damages for personal injury or death or property damage.

“Lien” shall mean any mortgage, lien, pledge, security interest or other charge or encumbrance, any financing lease having substantially the same economic effect as any of the foregoing, any assignment of the right to receive income, or any other type of preferential arrangement.

“Options” shall have the meaning given that term in the Recitals and shall also include  the collective reference to all options to purchase shares of Common Stock issued pursuant to the Stock Option Plan and any and all other options to purchase shares of Common Stock.

“Organizational Documents” shall mean, with respect to a particular Person (other than a natural person), the certificate or articles of incorporation, bylaws, partnership agreement, limited liability company agreement, trust agreement or similar organizational document or agreement, as applicable of such Person.

“Parent” shall have the meaning given that term in the Recitals.

“Parties” shall have the meaning given that term in the Preamble.

“Person” shall mean an individual, corporation, partnership, association, trust, limited liability company or any other entity or organization, including government or political subdivisions or an agency, unit or instrumentality thereof.

“Preferred Stock” shall have the meaning given that term in the Recitals.

“Preliminary Closing” shall have the meaning given that term in Section 2.1(a).

“Purchase Price” shall have the meaning given that term in Section 2.2.

“Purchaser” shall have the meaning given that term in the Preamble.

“Purchaser Indemnitees” shall mean Purchaser, its shareholders and Affiliates, and the officers, board of directors and/or managers, employees, agents and representatives of each of the foregoing Persons.  From and after the Closing, “Purchaser Indemnitees” shall also include the Company and its shareholders and Affiliates, and the officers, board of directors and/or managers, employees, agents and representatives of each of the foregoing Persons.

“Secondary Closing” shall have the meaning given that term in Section 2.1(c).

“Securities Act” means the Securities Act of 1933, as amended.

“Seller Representative” shall have the meaning given that term in Section 8.1.

“Sellers” shall have the meaning given that term in the Preamble.

“Stock Option Plan” shall mean the 2006 Stock Incentive Plan of the Company, as amended.

“Tax Liability” shall mean any Liability related to Taxes.

“Taxes” shall mean any taxes, assessments, unclaimed property and escheat obligations and other governmental charges imposed by any Governmental Authority, including net income, gross income, profits, gross receipts, license, employment, stamp, occupation, premium, alternative or add-on minimum, ad valorem, real property, personal property, transfer, real property transfer, value added, sales, use, environmental (including taxes under Code Section

59A), customs, duties, capital stock, franchise, excise, withholding, social security (or similar), unemployment, disability, payroll, fuel, excess profits, windfall profit, severance, estimated or other tax, including any interest, penalty or addition thereto, whether disputed or not, including any obligations to indemnify or otherwise assume or succeed to the Tax Liability of any other Person.

“Third Party” shall mean any Person other than a Party to this Agreement or an Affiliate of a Party to this Agreement.

SECTION 1.02.      Construction.  This Agreement has been freely and fairly negotiated among the Parties.  If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties and no presumption or burden of proof will arise favoring or disfavoring any Party because of the authorship of any provision of this Agreement.  The words “include,” “includes” and “including” will be deemed to be followed by “without limitation.”  Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The Parties intend that each representation, warranty and covenant contained herein will have independent significance. If any Party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached will not detract from or mitigate the fact that the Party is in breach of the first representation, warranty or covenant.

ARTICLE II
PURCHASE AND SALE OF COMPANY SECURITIES

SECTION 2.01.      Purchase and Sale of Company Securities.

(a)           On and subject to the terms and conditions of this Agreement, prior to the Secondary Closing, Purchaser shall purchase from each Seller who holds Preferred Stock, and each such Seller shall sell to Purchaser, that number of shares of Preferred Stock set forth on the schedule attached to such Seller’s signature page hereto and for the consideration as determined in accordance with Schedule I (the “Preliminary Closing”).

(b)           Each Seller acknowledges that after the Preliminary Closing and immediately prior to the Secondary Closing, with respect to each share of Common Stock and Option (or portion thereof) that is not fully vested, such share of Common Stock and Option (or portion thereof) shall be cancelled by the Company and terminated in full.

(c)           Immediately following the Preliminary Closing and the cancellation of the shares of Common Stock and Options as set forth in Section 2.1(b), Purchaser shall purchase from each Seller, and each Seller shall sell to Purchaser, that number of Company Securities (other than the Preferred Stock) set forth on the schedule attached to such Seller’s signature page hereto for the consideration as determined in accordance with Schedule I (the “Secondary Closing” and together with the Preliminary Closing, the “Closing”).

SECTION 2.02.      Purchase Price.  The aggregate purchase price for the Company Securities to be sold hereunder (the “Purchase Price”) is the amount calculated in accordance with the number of Company Securities to be sold as set forth on the schedules attached to Sellers’ signature pages hereto and Schedule I, such aggregate amount not to exceed $100,000,000.

SECTION 2.03.      Closing.  The Closing shall take place at the offices of Akin Gump Strauss Hauer and Feld LLP located at 1111 Louisiana Street, 44th Floor, Houston, Texas 77002, on July 1, 2011, at 10:00 a.m., Houston time (such time and date, the “Closing Date”), or at such other date or at such other time as the Parties mutually may agree in writing.  At the Closing, (a) Purchaser shall tender the Purchase Price to Sellers (to each Seller in the amount determined in accordance with the number of Company Securities to be sold as set forth on the schedules attached to Sellers’ signature pages hereto and Schedule I), and (b) Sellers shall transfer and deliver to Purchaser all of the Company Securities to be sold hereunder as set forth on the schedules attached to Sellers’ signature pages hereto.  The closing of the transactions contemplated by the Contribution Agreement and the Secondary Closing will occur concurrently as part of the same transaction and immediately after the Preliminary Closing.

SECTION 2.04.      Closing Deliverables.  At the Closing:

(a)           Each Seller shall deliver, or cause to be delivered, to Purchaser: (i) a duly executed assignment in the form of Exhibit A and which shall contain stock powers duly executed in blank representing the Company Securities owned by such Seller and to be sold hereunder, (ii) if applicable, a duly executed spousal consent in the form attached hereto as Exhibit B, (iii) a duly executed mutual release in the form attached hereto as Exhibit C-1 or Exhibit C-2, as applicable, (iv) a certificate in form and substance reasonably satisfactory to Purchaser to the effect that such Seller is not a “foreign person” within the meaning of Section 1445 of the Code and the Treasury Regulations thereunder, (v) duly executed signature pages to this Agreement of each holder of Company Securities who will sell its, his or her Company Securities or a portion thereof pursuant hereto and who has not executed this Agreement as of the date hereof, (vi) such Seller’s completed schedule attached to such Seller’s signature page hereto to the extent not completed and delivered to Purchaser on the date hereof, and (vii) such other documents as may be reasonably requested by Purchaser; and

(b)           Purchaser shall deliver, or cause to be delivered, to Sellers (i) the Purchase Price (to each Seller in the amount determined in accordance with  the number of Company Securities to be sold as set forth on the schedules attached to Sellers’ signature pages hereto and Schedule I), in cash, certified check or by wire transfers of immediately available funds to an account or accounts specified by Sellers in writing reasonably in advance of the Closing Date, and (ii) duly executed mutual releases in the forms attached hereto as Exhibit C-1 and Exhibit C-2.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.01.      Representations and Warranties of Sellers.  Each Seller represents and warrants to Purchaser severally as to himself or herself and not as to the other Sellers as follows:

(a)           Legal Capacity.  If such Seller is not a natural person, such Seller is duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation, with full corporate or other applicable power and authority to enter into this Agreement and perform its obligations hereunder; and if such Seller is a natural person, such Seller has all requisite and legal capacity to enter into this Agreement and perform his or her obligations hereunder.  If such Seller is a natural person, the correct marital status for such Seller is as set forth on the schedule attached to such Seller’s signature page hereto.

(b)           Authorization; Approvals.

(1)         The execution and delivery by such Seller of this Agreement and the performance of its, his or her obligations hereunder have been duly and validly authorized by all requisite action of such Seller and no other actions on the part of such Seller are necessary to authorize and approve this Agreement and the transactions contemplated hereby.

(2)         There are no Approvals required for such Seller or any Affiliate of such Seller from or to any Governmental Authority or any other Third Party, in each case, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

(c)           Enforceability.  This Agreement has been duly executed and delivered by such Seller and constitutes the valid and legally binding obligation of such Seller, enforceable in accordance with its terms and conditions, except insofar as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar Laws affecting the enforcement of creditors’ rights generally and by general principles of equity (the “Enforceability Exceptions”).  At Closing, all documents contemplated by this Agreement to be executed and delivered by such Seller shall have been duly executed and delivered by such Seller and all such documents executed and delivered by such Seller shall constitute valid and binding obligations of such Seller, enforceable in accordance with their terms and conditions except insofar as the enforceability thereof may be limited by the Enforceability Exceptions.

(d)           Noncontravention.  Neither the execution and the delivery of this Agreement by such Seller, nor the consummation of the transactions contemplated hereby by such Seller will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, revocation, cancellation or acceleration of any obligation or to the loss of a benefit under, give rise to a right of purchase as to the Company Securities, or result in the creation of any Claim upon the Company or the Company Securities under any provision of (i) any applicable Law, (ii) if such

Seller is not a natural person, the Organizational Documents of such Seller or (iii) any contract or instrument to which such Seller is a party or by which he or she is bound.

(e)           Litigation.  There are no actions, suits or proceedings, arbitrations or disputes, claims, audits or investigations, whether administrative, judicial or otherwise that are pending or, to the knowledge of such Seller, threatened by or against or with respect to such Seller that are attributable to such Seller’s ownership of or relationship with the Company.

(f)            Title to Company Securities.  Such Seller is the record and beneficial owner of the applicable Company Securities set forth on the schedule attached to such Seller’s signature page hereto, free and clear of all Liens.  Such Company Securities constitute all of the Company Securities held by such Seller.  The numbers of Preferred Stock, Common Stock and Options set forth in each category of the schedule to such Seller’s signature page hereto are true and correct in all respects.  Except for the vested shares of Common Stock and vested Options to be sold hereunder or to be contributed to Parent pursuant to the Contribution Agreement, there are no shares of Common Stock and Options owned by such Seller that (i) are vested or (ii) will vest on account of the consummation of the transactions contemplated hereby and by the Contribution Agreement.

(g)           Foreign Person.  Such Seller is not a “foreign person” within the meaning of Section 1445 of the Code.

(h)           Taxes.  Such Seller has reviewed with his or her own Tax advisors the federal, state, local and the other Tax consequences of the transactions contemplated by this Agreement.  Such Seller acknowledges and agrees that Purchaser is not making any representation or warranty as to the federal, state, local or other Tax consequences to such Seller as a result of the transactions contemplated by this Agreement.  Such Seller understands that it, he or she (and not the Company or Purchaser) shall be responsible for such Seller’s own Tax Liability that may arise as a result of the transactions contemplated hereby, except as otherwise specifically provided herein.

(i)            Broker’s Fees.  Except as set forth on Schedule 6.01(k) of the Contribution Agreement, such Seller does not have any Liability to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Purchaser or the Company will be liable or obligated or which would otherwise burden the Company Assets (as such term is defined in the Contribution Agreement).

(j)            Compliance.  Such Seller is in compliance in all material respects with all applicable Laws.

(k)           Holding Company.  If such Seller is not a natural person, such Seller has not, since the date of its formation, carried on any business or conducted any operations other than holding ownership of the Company Securities.

(l)            Investment Company.  If such Seller is not a natural person, such Seller is not required to be registered as an investment company under the Investment Company Act of 1940, as amended.

SECTION 3.02.      Representations and Warranties of Purchaser.  Purchaser represents and warrants to Sellers as follows:

(a)           Organization.  Purchaser is duly formed, validly existing and in good standing under the Laws of the jurisdiction of its formation.

(b)           Authorization; Approvals.

(1)         The execution and delivery by Purchaser of this Agreement and the performance of its obligations hereunder have been duly and validly authorized by all requisite action of Purchaser and no other actions on the part of Purchaser are necessary to authorize and approve this Agreement and the transactions contemplated hereby.

(2)         There are no Approvals required for Purchaser from or to any Governmental Authority or any other Third Party, in each case, in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

(c)           Enforceability.  This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and legally binding obligation of Purchaser, enforceable in accordance with its terms and conditions, except insofar as the enforceability thereof may be limited by the Enforceability Exceptions.  At Closing, all documents contemplated by this Agreement to be executed and delivered by Purchaser shall have been duly executed and delivered by Purchaser and all such documents executed and delivered by Purchaser shall constitute valid and binding obligations of Purchaser, enforceable in accordance with their terms and conditions except insofar as the enforceability thereof may be limited by the Enforceability Exceptions.

(d)           Noncontravention.  Neither the execution and the delivery of this Agreement by Purchaser, nor the consummation of the transactions contemplated hereby by Purchaser will conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, modification, revocation, cancellation or acceleration of any obligation or to the loss of a benefit under any provision of (i) any applicable Law, (ii) the Organizational Documents of Purchaser, or (iii) any material contract to which Purchaser is a party.

(e)           Investment Representation.

(i)            The Company Securities to be acquired hereunder will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same.  Purchaser does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any Third Party, with respect to any of the Company Securities to be acquired hereunder.

(ii)           Purchaser understands that the Company Securities to be acquired hereunder have not been registered under the Securities Act on the ground that the offer and sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 promulgated thereunder.

(iii)          Purchaser believes it has received all the information Purchaser considers necessary or appropriate for deciding whether to purchase the Company Securities to be acquired hereunder.  Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the sale of such Company Securities and the business, properties, prospects and financial condition of the Company.

(iv)          Purchaser confirms that it has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of an investment in the Company Securities to be acquired hereunder and of making an informed investment decision and understands that (A) this investment is suitable only for an investor which is able to bear the economic consequences of losing its entire investment, (B) the acquisition of such Company Securities is a speculative investment which involves a high degree of risk of loss of the entire investment, and (C) there are substantial restrictions on the transferability of, and there will be no public market for, such Company Securities, and accordingly, it may not be possible for Purchaser to liquidate its investment in case of emergency.

(v)           Purchaser is an “accredited investor,” as such term is defined in Rule 501(e) under the Securities Act.

(vi)          Purchaser understands that none of the Company Securities to be acquired hereunder may be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of either an effective registration statement covering such sale or disposition or an available exemption from registration under the Securities Act, the Company Securities to be acquired hereunder must be held indefinitely.  In particular, Purchaser is aware that the Company Securities to be acquired hereunder may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

ARTICLE IV
COVENANTS

SECTION 4.01.      General.  If at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each Party will take such further action (including executing and delivering any further instruments and documents, obtaining any permits and consents and providing any reasonably requested information) as any other Party may reasonably request, all at the requesting Party’s sole cost and expense.

SECTION 4.02.      Execution and Completion of Signature Page Schedules.  Seller Representative shall use his reasonable efforts to cause (a) each holder of Company Securities who will sell its, his or her Company Securities or a portion thereof pursuant hereto and who has not executed this Agreement as of the date hereof to execute this Agreement on or prior to June 24, 2011, upon which execution such holder shall become a “Seller” hereunder and (b) each Seller to complete the schedule attached to such Seller’s signature page hereto on or prior to June 24, 2011.

ARTICLE V
CONDITIONS TO CLOSING

SECTION 5.01.      Conditions to the Obligations of Purchaser.  The obligations of Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Purchaser in its sole discretion:

(a)           (i) The representations and warranties of each Seller contained in this Agreement or in any certificate or other writing delivered pursuant to the provisions of this Agreement (other than Section 3.1(f)) shall be true and correct in all material respects (provided that any such representation and warranty of a Seller that is qualified by a materiality standard shall be true and correct in all respects) as of the date of this Agreement and as of the Closing, as though made at and as of the Closing, except for representations or warranties made as of a specific date, which shall be true and correct in all material respects as of such date, and (ii) the representations and warranties contained in Section 3.1(f) shall be true and correct in all respects as of the date of this Agreement and as of the Closing, as though made at and as of the Closing.

(b)           Sellers shall have performed or complied in all material respects with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Sellers is required prior to or at the Closing Date.

(c)           No injunction, order or award restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby or granting damages in connection therewith, shall have been issued and remain in force, and no suit, action or other proceeding (instituted by a Person other than Purchaser or its Affiliates) shall be pending before any Governmental Authority or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement or recover damages from Purchaser resulting therefrom.

(d)           With respect to the Preliminary Closing, all conditions precedent for the Closing and the consummation of the transactions contemplated by the Contribution Agreement (other than the Preliminary Closing) shall have been satisfied.

(e)           With respect to the Secondary Closing, (i) the Preliminary Closing shall have been consummated and (ii) the transactions contemplated by the Contribution Agreement shall be consummated concurrently with the Secondary Closing as part of the same transaction.

(f)            Each holder of Preferred Stock, Common Stock and Options shall have executed and delivered such holder’s signature page(s) to this Agreement or the Contribution Agreement or both such agreements, such that all issued and outstanding shares of Preferred Stock, vested Common Stock and vested Options will be sold to Purchaser hereunder and/or contributed to Parent under the Contribution Agreement at Closing. Each Seller shall have completed the schedule attached to such Seller’s signature page hereto.

SECTION 5.02.      Conditions to the Obligations of Sellers.  The obligations of Sellers to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by Sellers in their sole discretion:

(a)           The representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing, as though made at and as of the Closing, except for representations or warranties made as of a specific date, which shall be true and correct in all material respects as of such date.

(b)           Purchaser shall have performed or complied in all material respects with all obligations, agreements and covenants contained in this Agreement as to which performance or compliance by Purchaser is required prior to or at the Closing Date.

(c)           No injunction, order or award restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby or granting damages in connection therewith, shall have been issued and remain in force, and no suit, action or other proceeding (instituted by a Person other than any Seller) shall be pending before any Governmental Authority or threatened that seeks to restrain, enjoin or otherwise prohibit the consummation of the transactions contemplated by this Agreement or recover damages from Sellers resulting therefrom.

(d)           With respect to the Preliminary Closing, all conditions precedent for the Closing and the consummation of the transactions contemplated by the Contribution Agreement (other than the Preliminary Closing) shall have been satisfied.

(e)           With respect to the Secondary Closing, (i) the Preliminary Closing shall have been consummated and (ii) the transactions contemplated by the Contribution Agreement shall be consummated concurrently with the Secondary Closing as part of the same transaction.

(f)            Each holder of Preferred Stock, Common Stock and Options shall have executed and delivered such holder’s signature page(s) to this Agreement or the Contribution

Agreement or both such agreements, such that all issued and outstanding shares of Preferred Stock, vested Common Stock and vested Options will be sold to Purchaser hereunder and/or contributed to Parent under the Contribution Agreement at Closing. Each Seller shall have completed the schedule attached to such Seller’s signature page hereto.

ARTICLE VI
TERMINATION

SECTION 6.01.      Termination.  This Agreement and the transactions contemplated hereby shall be completely terminated at any time prior to the Closing upon termination of the Contribution Agreement in accordance with its terms.

ARTICLE VII
INDEMNIFICATION

SECTION 7.01.      Indemnification by Sellers.  Subject to the other provisions of Article VII, from and after Closing, each Seller severally and not jointly will defend, release, indemnify and hold harmless Purchaser Indemnitees from and against any and all Liabilities caused by, arising from or attributable to the breach by such Seller of his or her representations or warranties contained in Section 3.1(f) as of the date of this Agreement and as of the Closing, as though made at and as of the Closing.

SECTION 7.02.      Limitations.  Sellers shall not incur, and shall have no obligation to Purchaser Indemnitees under this Agreement or in connection with the transactions contemplated hereby with respect to, any Liability unless written notice of such Liability is provided to Sellers within 12 months after Closing.   Further, each Seller’s Liability with regard to its, his or her indemnification obligation under Section 7.1 shall be limited to such Seller’s pro rata share of such Liability determined by taking the amount of the obligation under such section and multiplying it by a percentage determined by dividing the amount of Purchase Price received by such Seller under this Agreement by the aggregate amount of Purchase Price received by all Sellers under this Agreement.

SECTION 7.03.      Remedies.  Notwithstanding anything to the contrary in this Agreement, Purchaser shall be entitled to all remedies at law or in equity against any Seller for such Seller’s breach of the representations and warranties contained in Section 3.1(f).

SECTION 7.04.      Negligence and Fault.  THE DEFENSE, RELEASE, INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS SET FORTH IN THIS AGREEMENT (INCLUDING SECTION 7.1) SHALL ENTITLE THE INDEMNITEE TO SUCH DEFENSE, RELEASE, INDEMNIFICATION AND HOLD HARMLESS HEREUNDER IN ACCORDANCE WITH THE TERMS HEREOF, REGARDLESS OF WHETHER THE CLAIM GIVING RISE TO SUCH OBLIGATION IS THE RESULT OF: (A) STRICT LIABILITY, (B) THE VIOLATION OF ANY LAW BY SUCH INDEMNITEE OR BREACH OF DUTY (STATUTORY OR OTHERWISE), (C) THE SOLE, CONCURRENT OR COMPARATIVE NEGLIGENCE OF SUCH INDEMNITEE, OR (D) OTHER FAULT OF SUCH INDEMNITEE.

SECTION 7.05.      Exclusive Remedy.  From and after Closing, each of the Parties acknowledges and agrees that its, his or her sole and exclusive remedy with respect to any and all Liabilities pursuant to or in connection with this Agreement, the sale of the Company Securities by Sellers in exchange for the Purchase Price or otherwise in connection with the transactions contemplated hereby shall be limited to the indemnification provisions set forth in this Agreement.

SECTION 7.06.      Expenses.  Notwithstanding anything herein to the contrary, each Party shall be solely responsible for the foregoing defense, release, indemnity and hold harmless obligations.

SECTION 7.07.      Survival.

(a)           The representations and warranties of Sellers in Section 3.1(f) shall survive the Closing for a period of 12 months.  All other representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall not survive the Closing.  This Section 7.7(a) shall not limit any covenant or agreement of the Parties which, by its terms, contemplates performance after the Closing Date.

(b)           The indemnities in Section 7.1 shall terminate as of the termination date of each respective representation and warranty that is subject to indemnification, except in each case as to matters for which a specific written claim for indemnity has been delivered to Sellers on or before such termination date.

SECTION 7.08.      Indemnification Actions.  All claims for indemnification under this Article VII shall be asserted and resolved as follows:

(a)           For purposes of this Agreement, the term “Indemnitor” when used in connection with particular damages shall mean the Person having an obligation to indemnify another Person or Persons with respect to such damages pursuant to this Agreement, and the term “Indemnitee” when used in connection with particular damages shall mean a Person having the right to be indemnified with respect to such damages pursuant to this Agreement.

(b)           To make a claim for indemnification under this Article VII, an Indemnitee shall notify the Indemnitor of its claim, including the specific details of and specific basis under this Agreement for its claim (the “Claim Notice”).  In the event that the claim for indemnification is based upon a claim by a Third Party against the Indemnitee (a “Claim”), the Indemnitee shall provide its Claim Notice promptly after the Indemnitee has actual knowledge of the Claim and shall enclose a copy of all papers (if any) served with respect to the Claim; provided that the failure of any Indemnitee to give notice of a Claim as provided in this Section 7.8 shall not relieve the Indemnitor of its obligations under this Article VII except to the extent (and only to the extent of such incremental damages incurred) such failure results in insufficient time being available to permit the Indemnitor to effectively defend against the Claim or otherwise prejudices the Indemnitor’s ability to defend against the Claim.  In the event that the claim for indemnification is based upon an inaccuracy or breach of a representation, warranty, covenant or agreement, the Claim Notice shall specify the representation, warranty, covenant or agreement that was inaccurate or breached.

(c)           In the case of a claim for indemnification based upon a Claim, the Indemnitor shall have 30 days from its receipt of the Claim Notice to notify the Indemnitee whether or not it agrees to indemnify and defend the Indemnitee against such Claim under this Article VII.  The Indemnitee is authorized, prior to and during such 30 day period, to file any motion, answer or other pleading that it shall deem necessary or appropriate to protect its interests or those of the Indemnitor and that is not prejudicial to the Indemnitor.

(d)           If the Indemnitor agrees to indemnify the Indemnitee, it shall have the right and obligation to diligently defend, at its sole cost and expense, the Claim.  The Indemnitor shall have full control of such defense and proceedings, including any compromise or settlement thereof.  If requested by the Indemnitor, the Indemnitee agrees to cooperate in contesting any Claim which the Indemnitor elects to contest (provided, however, that the Indemnitee shall not be required to bring any counterclaim or cross-complaint against any Person).  The Indemnitee may participate in, but not control, at its sole cost and expense, any defense or settlement of any Claim controlled by the Indemnitor pursuant to this Section 7.8.  An Indemnitor shall not, without the written consent of the Indemnitee, in the Indemnitee’s sole discretion, settle any Claim or consent to the entry of any judgment with respect thereto that (i) does not result in a final resolution of the Indemnitee’s Liability with respect to the Claim (including, in the case of a settlement, an unconditional written release of the Indemnitee from all Liabilities in respect of such Claim), (ii) may materially and adversely affect the Indemnitee (other than as a result of money damages covered by the indemnity) or (iii) includes any non-monetary remedy.

(e)           If the Indemnitor does not agree to indemnify the Indemnitee within the 30 day period specified in Section 7.8(c) or fails to give notice to the Indemnitee within such 30 day period regarding its election or if the Indemnitor agrees to indemnify, but fails to diligently defend or settle the Claim, then the Indemnitee shall have the right to defend against the Claim (at the sole cost and expense of the Indemnitor, if the Indemnitee is entitled to indemnification hereunder), with counsel of the Indemnitee’s choosing; provided, however, that the Indemnitee shall make no settlement, compromise, admission or acknowledgment that would give rise to Liability on the part of any Indemnitor without the prior written consent of such Indemnitor, which consent shall not be unreasonably withheld, conditioned or delayed.

(f)            In the case of a claim for indemnification not based upon a Claim, the Indemnitor shall have 30 days from its receipt of the Claim Notice to (i) cure the damages complained of, (ii) agree to indemnify the Indemnitee for such Liabilities, or (iii) dispute the claim for such damages. If such Indemnitor does not respond to such Claim Notice within such 30 day period, such Indemnitor will be deemed to dispute the claim for damages.

SECTION 7.09.      Release.  As of Closing, each Seller for itself and its successors and assigns unconditionally and irrevocably fully and forever releases and discharges the Company and Purchaser and each of their respective officers, directors, successors, assigns, parents and Affiliates from any and all claims, remedies, suits, damages and liabilities of any kind arising out of or relating in any respect to such Seller’s ownership of any debt, equity or other interest in the Company prior to the Closing Date.

ARTICLE VIII
APPOINTMENT OF SELLER REPRESENTATIVE

SECTION 8.01.      Appointment of Seller Representative.  Each Seller hereby constitutes and appoints David Braddock (or an entity that he controls) and any successor approved by Purchaser in its sole discretion (the “Seller Representative”) as such Seller’s true and lawful agent and attorney-in-fact, to act in the name and on behalf of such Seller as follows from the date hereof until the first anniversary of the Closing Date:

(b)           to hold from the date hereof and deliver to Purchaser at the Closing all stock powers, and other agreements and deliverables to be delivered by such Seller pursuant to this Agreement;

(c)           to grant such waivers and consents on behalf of such Seller under this Agreement as the Seller Representative in his sole discretion shall deem advisable;

(d)           to receive and give receipt for all notices and other communications required or permitted to be given to such Seller under this Agreement;

(e)           to exercise any and all of such Seller’s rights under or in connection with this Agreement, exclusively, other than defense of an action by Purchaser alleging the violation by such Seller of Section 3.1, which such Seller shall be permitted to defend;

(f)            to amend this Agreement except to the extent such amendment would decrease the Purchase Price, change or modify equity structure or adversely and disproportionately affect such Seller whose consent has not been obtained, unless otherwise contemplated by this Agreement or the transactions contemplated hereby; and

(g)           to take any other action authorized or required to be taken by the Seller Representative on behalf of such Seller pursuant to the terms of this Agreement.

Each Seller acknowledges that the powers and authority granted in this Section 8.1 are coupled with an interest sufficient in Law to support an irrevocable power of attorney and, unless this Agreement is terminated pursuant to Article VI, shall be irrevocable to the fullest extent permitted by Law.  Each Seller agrees to indemnify Purchaser for any Claims that arise against Purchaser as a result of reliance on this power of attorney.  Each Seller agrees that the arrangements in this Section 8.1 do not create any special relationship between such Seller and the Seller Representative, that the Seller Representative is not a fiduciary to such Seller and, to the extent permitted under applicable Law, that such Seller will not bring any Claim against the Seller Representative which relates to or results from his performance of the duties of the Seller Representative as set forth in this Section 8.1.

SECTION 8.02.      Escrow of Closing Deliverables.  Contemporaneously with the execution of this Agreement by each Seller, such Seller hereby deposits with the Seller Representative (a) a duly executed assignment in the form of Exhibit A, which shall contain stock powers duly executed in blank representing the Company Securities owned by such Seller and to be sold hereunder, (b) if applicable, an executed spousal consent in the form of Exhibit B, (c) an executed mutual release in the form of Exhibit C-1 or Exhibit C-2, and (d) a certificate in form and substance reasonably satisfactory to Purchaser to the effect that such Seller is not a “foreign person” within the meaning of Section 1445 of the Code and the Treasury Regulations thereunder.

ARTICLE IX
MISCELLANEOUS

SECTION 9.01.      Entire Agreement.  This Agreement and the Contribution Agreement, if applicable, together with all schedules, exhibits, annexes or other attachments hereto and thereto, and the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.  Except with respect to the Persons included within the definition of Indemnitee and Purchaser Indemnitees (and in such cases, only to the extent expressly provided herein), nothing in this Agreement shall provide any benefit to any Third Party or entitle any Third Party to any claim, cause of action, remedy or right if any kind, it being the intent of the Parties that this Agreement shall not be construed as a Third Party beneficiary contract.  The Parties acknowledge and agree that additional holders of Company Securities may subsequently execute and deliver additional signature pages to this Agreement and become Parties hereto as Sellers under this Agreement at the time of such delivery, and notwithstanding such additional signatories and Parties, each Party executing this Agreement shall be bound by the terms and provisions of this Agreement from and after its execution and delivery of its signature page hereto until this Agreement is terminated in accordance with the terms hereof.

SECTION 9.02.      Assignment; Binding Effect.  No Party may assign either this Agreement or any of its, his or her rights, interests or obligations hereunder without the prior written approval of the other Parties, and any such assignment by a Party without prior written approval of the other Parties will be deemed invalid and not binding on such other Parties.  All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, inure to the benefit of and are enforceable by, the Parties and their respective successors and permitted assigns.

SECTION 9.03.      Notices.  Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing and delivered in person or sent by United States mail (postage prepaid, return receipt requested), email or facsimile to the applicable addresses set forth for the recipient on the signature page hereto.  Any such notice shall be effective upon receipt only if received during normal business hours or, if not received during normal business hours, on the next business day.

SECTION 9.04.      Specific Performance; Remedies.  Each Party acknowledges and agrees that irreparable damage would occur in the event any of the provisions of this Agreement were knowingly and intentionally not performed in accordance with their specific terms or were otherwise knowingly and intentionally breached.  It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent knowing and intentional breaches of the provisions of this Agreement to the extent not terminated pursuant to Section 6.1, and shall be entitled to enforce specifically the provisions of this Agreement to the extent not terminated pursuant to Section 6.1, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the Parties may be entitled under this Agreement or at law or in equity.

SECTION 9.05.      Withholding Taxes.  Each of the Sellers acknowledges and agrees that Purchaser or the Company shall be entitled to withhold from any payments to be made to such Seller pursuant to this Agreement such amounts as shall be required by federal, state and local withholding Tax Laws.

SECTION 9.07.      Headings.  The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

SECTION 9.08.      Governing Law.  This Agreement will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

SECTION 9.09.      Amendment; Extensions; Waivers.  Subject to Section 8.1, no amendment, modification, waiver, replacement, termination or cancellation of any provision of this Agreement will be valid, unless the same is in writing and signed by each of the Parties hereto.  Each waiver of a right hereunder does not extend beyond the specific event or circumstance giving rise to the right.  No waiver by any Party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.  Neither the failure nor any delay on the part of any Party to exercise any right or remedy under this Agreement will operate as a waiver thereof, nor does any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

SECTION 9.10.      Severability.  The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided, however, that if any provision of this Agreement, as applied to any Party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the Parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

SECTION 9.11.      Expenses.  The Parties acknowledge and agree that the satisfaction of all costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants, will be paid in accordance with the provisions of the Contribution Agreement, including Section 13.06 thereof.

SECTION 9.12.      Counterparts; Effectiveness.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.  This Agreement will become effective when one or more counterparts have been signed by each Party and delivered to the other Party.

*     *     *

IN WITNESS WHEREOF, the Parties have caused this Stock Purchase and Sale Agreement to be executed as of the date stated in the introductory paragraph of this Agreement.

PURCHASER:

Laredo Petroleum, Inc.

By:	/s/ Jerry Schuyler
Name: Jerry Schuyler
Title: President and Chief Operating Officer

[Signature Page to Stock Purchase and Sale Agreement]

SELLER:

/s/ D. B. Braddock
Name: David B. Braddock

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ D. B. Braddock
Name: David B. Braddock Family, LLC

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto

SELLER:

/s/ D. B. Braddock
Name: Sandra R. Braddock Family, LLC

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ D. B. Braddock
Name: Texas DSB Investments, LLC

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ John Coss
Name: John Coss

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ John Vering
Name: John Vering

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Brian F. Maxted
Name: Brian F. Maxted

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Robert Leibrecht
Name: Robert Leibrecht

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Robert Leibrecht
Name: Robert Leibrecht

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ James H. Sherrill
Name: James H. Sherrill

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Robert N. Skinner
Name: Robert N. Skinner

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Randy Foutch
Name: Randy Foutch

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Kenneth Dickerman
Name: Kenneth Dickerman

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Kenneth Dickerman
Name: Kenneth Dickerman

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Don A. Edwards
Name: Don A. Edwards

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ David A. Scott
Name: David A. Scott

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ John Weaver
Name: John Weaver

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ M. Greg Wilkes
Name: M. Greg Wilkes

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Linda Brzozowski
Name: Linda Brzozowski

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Linda Brzozowski
Name: Linda Brzozowski

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Mary Nava
Name: Mary Nava

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Alexis Huber
Name: Alexis Huber

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ J. Barry Brokaw
Name: J. Barry Brokaw

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Allison Schar
Name: Allison Schar

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/Ben Shelton
Name: Ben Shelton

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Brianne Boulter
Name: Brianne Boulter

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Charles Castro
Name: Charles Castro

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Cory Parrott
Name: Cory Parrott

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Dorothy L. Douglas
Name: Dorothy L. Douglas

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Geoff Wiszneauckas
Name: Geoff Wiszneauckas

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ J. D. Braddock
Name: J. D. Braddock

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Jaime Rivera
Name: Jaime Rivera

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Jeri Paduch
Name: Jeri Paduch

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Kevin Spratlen
Name: Kevin Spratlen

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Lucy Hamm
Name: Lucy Hamm

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Roger Gilcrease
Name: Roger Gilcrease

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Shilene Patek
Name: Shilene Patek

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Randy McCall
Name: Randy McCall

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Tommy Schleier
Name: Tommy Schleier

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

SELLER:

/s/ Lane C. Fowler
Name: Lane C. Fowler

Number of shares of Preferred Stock owned, number of shares of Preferred Stock to be sold, number of shares of Common Stock owned, number of shares of Common Stock to be sold, number of Options owned, number of Options to be sold and marital status are set forth on the schedule attached hereto.

EXHIBIT A

THIS ASSIGNMENT OF COMPANY SECURITIES (this “Assignment”) is entered into as of                , 2011 (the “Effective Date”), by and between                    (“Assignor”) and Laredo Petroleum, Inc., a Delaware corporation (“Assignee”). This Assignment is executed and delivered in connection with and pursuant to the terms of that certain Stock Purchase and Sale Agreement, dated June 15, 2011, by and among Assignor, certain other Sellers and Assignee (the “Purchase and Sale Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Purchase and Sale Agreement.

RECITALS:

WHEREAS, Assignor owns          shares of Preferred Stock,          vested shares of Common Stock and          vested Options in Broad Oak Energy, Inc., a Delaware corporation (the “Company”) (collectively, the “Company Securities”), and desires to assign and convey to Assignee all of Assignor’s right, title, and interest in and to such Company Securities in exchange for cash allocated to Assignor pursuant to the Purchase and Sale Agreement (the “Assignor Consideration”); and

WHEREAS, Assignee desires to accept the Company Securities in exchange for the Assignor Consideration allocated to Assignor pursuant to the Purchase and Sale Agreement.

ASSIGNMENT:

NOW, THEREFORE in exchange for the Assignor Consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Assignment.  Assignor hereby assigns, transfers, and conveys to Assignee the Company Securities, including without limitation Assignor’s right, title and interest in and to the properties (real and personal), capital, cash flow, distributions, dividends, profits and losses, and all other economic benefits of the Company Securities. In exchange for such assignment, Assignor shall receive the Assignor Consideration on the terms and conditions set forth in the Purchase and Sale Agreement.

2.                                       Assumption.  Assignee hereby accepts Assignor’s assignment, assumes all obligations attributable to the Company Securities to the extent provided in the Purchase and Sale Agreement, and agrees to provide Assignor with the Assignor Consideration.

3.                                       Effect of Assignment.  With respect to the Company Securities, from and after the Effective Date, (i) Assignee shall be the sole and exclusive owner of the Company Securities in accordance with this Assignment, (ii) such ownership shall hereby be deemed evidenced by this Assignment and this Assignment shall be included in the books and records of the Company, (iii) Assignor shall cease to have any right, title or interest in or to the Company Securities and shall have no further obligations with respect to the Company Securities (or Assignor’s ownership thereof) except as expressly provided under the laws of the State of Delaware or in the Purchase and Sale Agreement; and (iv) Assignor shall cease to have any rights as a stockholder and optionholder of the Company.

4.                                       Power.  Assignor does hereby irrevocably constitute and appoint the secretary of the Company as its, his or her attorney-in-fact to transfer said shares of Company Securities on the books of the Company with full power of substitution in the premises.

5.                                       Purchase and Sale Agreement.  If there is a conflict between the terms of this Assignment and the Purchase and Sale Agreement, the terms of the Purchase and Sale Agreement shall control.

6.                                       Options and Restricted Stock.  For good and valuable consideration, the receipt of which is hereby acknowledged (including, without limitation, employment with the Company following the Closing), Assignor hereby acknowledges and consents to the cancellation and termination by the Company of any and all outstanding unvested awards (or portions thereof) granted to Assignor under the Broad Oak Energy, Inc. 2006 Stock Incentive Plan, as amended (the “Plan”).  Assignor further acknowledges and consents to the settlement in cash by the Company of any and all outstanding vested Options (or portions thereof) granted to Assignor under the Plan.

7.                                       Choice of Law.  This Assignment will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of laws of that State.

8.                                       Severability.  Each part, term or provision of this Assignment is severable from the others. Notwithstanding any possible future finding by a duly constituted authority that a particular part, term or provision is invalid, void or unenforceable, this Assignment has been made with the clear intention that the validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby.

9.                                       Counterparts.  This Assignment may be executed in multiple counterparts, each of which will be an original instrument, but all of which will constitute one assignment.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date first above written.

ASSIGNOR:	[ ]

By:

ASSIGNEE:	LAREDO PETROLEUM, INC.

By:

Name:

Title:

EXHIBIT B

SPOUSAL CONSENT

I, the undersigned and spouse of                                                     , hereby consent to the assignment, transfer and delivery by the undersigned’s spouse of all of the Company Securities held by the undersigned’s spouse to Laredo Petroleum, Inc., a Delaware corporation (“Laredo”), as contemplated by and in accordance with the terms of that certain Stock Purchase and Sale Agreement dated June 15, 2011 by and among Laredo and the persons listed as “Sellers” on the signature pages thereto (the “Agreement”).  In connection with such consent, effective from and after the date hereof, the undersigned hereby waives and releases, on behalf of himself or herself, his or her executors, representatives and assigns, any and all claims and rights to an ownership interest in the Company Securities that he or she may have, whether pursuant to community property laws or otherwise.

The undersigned acknowledges and agrees that this consent and waiver is irrevocable without the consent of Laredo.

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Spousal Consent as of the        day of                 , 2011.

Signature:

Print Name:

EXHIBIT C-1

MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (“Release”) is made and entered into by and among                      (“Director”), Broad Oak Energy, Inc., a Delaware corporation (the “Company”), Laredo Petroleum, LLC, a Delaware limited liability company (“Laredo”) and Laredo Petroleum, Inc., a Delaware corporation (“LPI”). Director, the Company, Laredo and LPI are hereinafter referred to, collectively, as the “Parties” and, individually, as a “Party.” Any defined term used herein but not otherwise defined shall have the meaning given such term in the Contribution Agreement (as hereinafter defined).

RECITALS

WHEREAS, Director is a director on the Board of Directors of the Company (the “Board”);

WHEREAS, Director will cease to be a director on the Board at the closing (the “Closing”) of the transactions contemplated by that certain Contribution Agreement, dated as of June 15, 2011 (the “Contribution Agreement”), by and among the Company, Laredo and certain contributors thereto, and that certain Stock Purchase and Sale Agreement, dated as of June 15, 2011, by and among LPI and certain sellers named therein (the “Purchase and Sale Agreement”);

[WHEREAS, Director has certain ownership interests in the Company;](1)

WHEREAS, pursuant to the Contribution Agreement and the Purchase and Sale Agreement, the delivery by Director of this Release is a condition to Closing; and

WHEREAS, the Parties desire to mutually release each other from claims and causes of action as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Prior Rights and Obligations. The Parties agree that this Release, the Contribution Agreement, the Purchase and Sale Agreement and any other agreements entered into pursuant to the Contribution Agreement and the Purchase and Sale Agreement will extinguish and supersede all rights, if any, which Director or the Company may have, contractual or otherwise, (a) relating to Director’s continued service on, or resignation from, the Board or (b) Director’s ownership of any equity or other interests in the Company (including any incentive units, options, warrants or other rights to acquire any

(1)  To be deleted as appropriate.

equity or other interest in the Company whether vested or unvested as of the date hereof), including any rights under (i) the Amended and Restated Certificate of Incorporation of the Company, dated March 26, 2009, (ii) the Bylaws of the Company, dated May 14, 2006 (iii) the Stockholders’ Agreement, dated as of May 16, 2006, among the Company and the stockholders party thereto, as amended by the Amendment Agreement to the Stockholders’ Agreement, dated as of March 26, 2009, (iv) the Registration Rights Agreement, dated as of May 16, 2006, among the Company and the persons listed on the signature pages thereto, as amended by the Amendment Agreement to the Registration Rights Agreement, dated as of March 26, 2009, and (v) the Company’s 2006 Stock Incentive Plan, as amended (collectively, the “Organizational Documents”).

2.                                       Consideration. The Parties agree that by mutually releasing any claims that they might have against each other, their respective releases in this Release are supported by sufficient consideration.

3.                                       Director’s Release of Claims Against the Company, Laredo and LPI. Director, for himself or herself and on behalf of any Person claiming by, through or under him or her, hereby releases and discharges the Company, Laredo and LPI, along with their owners, partners, members, affiliates, officers, directors, employees, agents, attorneys and insurers (collectively, the “Company Released Parties”), from any and all obligations and claims, demands and causes of action, whether known or unknown, that have accrued or may accrue and that relate to acts or omissions prior to Closing or that relate to the Closing (including any and all damages, whether known or unknown, arising by statute, common law, in contract, in tort or otherwise, of any kind, character or nature whatsoever) (1) arising from Director’s service on, or resignation from, the Board (including any claims for compensation, benefits, expenses, costs, damages or remuneration), (2) relating to Director’s ownership of any equity or other interests in the Company, (3) arising under the Organizational Documents, or (4) relating to actions or omissions of the Company, or any acts or omissions of Director, the directors, shareholders, members, officers or employees (former or present) of the Company, including in each case any and all claims which Director does not know or suspect to exist in its favor as of the date hereof or upon Closing (collectively, the “Company’s Released Claims”).  Director agrees not to assert any claim or file or permit to be filed or accept benefit from any claim, complaint or petition relating to the Company’s Released Claims, and agrees to indemnify, defend and hold harmless each Company Released Party from any Liabilities arising from any claim, complaint or petition that is in violation of this sentence; provided, however, this shall not limit Director from filing an action for the sole purpose of enforcing its rights under this Release. THE RELEASES APPLY TO ALL CLAIMS, AND DIRECTOR AGREES TO WAIVE THE BENEFITS OF ANY LAW (INCLUDING PRINCIPLES OF COMMON LAW) OF ANY STATE OR TERRITORY OR ANY OTHER JURISDICTION THAT PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY SUCH PARTY MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE RELEASED PARTY.

4.                                       Release of Claims Against Director by the Company, Laredo and LPI. Each of the Company, Laredo and LPI releases and discharges Director from any and all obligations and claims, demands and causes of action, whether known or unknown, that have accrued or may accrue and that relate to acts or omissions prior to Closing or that relate to the Closing (including any and all damages, whether known or unknown, arising by statute, common law, in contract, in tort or otherwise, of any kind, character or nature whatsoever) (1) arising under the Organizational Documents, or (2) in connection with Director acting in his or her capacity as a Director of the Board at or prior to Closing, including in each case any and all claims which the Company, Laredo or LPI does not know or suspect to exist in its favor as of the date hereof or upon Closing. Notwithstanding anything herein to the contrary, nothing in this Release shall limit in any way any right of Laredo or LPI, as applicable, (i) to seek indemnification under Article XIII of the Contribution Agreement and/or Article VII of the Purchase and Sale Agreement or (ii) under any agreement to which Laredo or LPI, on the one hand, and Director, on the other hand, are parties. Each of the Company, Laredo and LPI agrees not to assert any claim or file or permit to be filed or accept benefit from any claim, complaint or petition relating to any matter released and discharged under this Section 4, and agrees to indemnify, defend and hold harmless Director from any Liabilities arising from any claim, complaint or petition that is in violation of this sentence; provided, however, this shall not limit the Company, Laredo or LPI from filing an action for the sole purpose of enforcing its rights under this Release. THE RELEASES APPLY TO ALL CLAIMS, AND EACH OF THE COMPANY, LAREDO AND LPI AGREES TO WAIVE THE BENEFITS OF ANY LAW (INCLUDING PRINCIPLES OF COMMON LAW) OF ANY STATE OR TERRITORY OR ANY OTHER JURISDICTION THAT PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY SUCH PARTY MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE RELEASED PARTY.

5.             Warranties. Director agrees, represents and warrants that:

(a)                                  The releases and other agreements made by the Company, Laredo and LPI in this Release are good and sufficient consideration for its execution of this Release.

(b)                                 Director has not filed any claims, appeals, complaints, charges or lawsuits against the Company with any governmental agency or court.

(c)                                  Director acknowledges and agrees that he or she (i) has received or had full access to all the information he or she considered necessary or appropriate to make an informed decision with respect to his or her execution of this Release and (ii) has had an opportunity to ask questions and receive answers from the Company, Laredo and LPI regarding the terms and conditions of this Release.

Each of the Company, Laredo and LPI agrees, represents and warrants that the releases and other agreements made by Director in this Release are good and sufficient consideration for its execution of this Release.

6.                                       Choice of Law. This Release shall be interpreted and construed in accordance with and shall be governed by the laws of the State of Delaware (without regard to any conflicts of law principle which would require the application of some other state law).

7.                                       Acknowledgment of Terms. Director acknowledges that it had the opportunity for review of this Release by its attorney, Director fully understands its final and binding effect, and Director is signing this Release voluntarily.

8.                                       Waiver. The failure of any Party to enforce or to require timely compliance with any term or provision of this Release shall not be deemed to be a waiver or relinquishment of rights or obligations arising hereunder, nor shall this failure preclude the enforcement of any term or provision or avoid the liability for any breach of this Release.

9.                                       Severability. Each part, term or provision of this Release is severable from the others. Notwithstanding any possible future finding by a duly constituted authority that a particular part, term or provision is invalid, void or unenforceable, this Release has been made with the clear intention that the validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby.

10.                                 Costs and Attorneys’ Fees. If any action is initiated to enforce this Release, the prevailing party shall be entitled to recover from the other party its reasonable costs and attorneys’ fees.

11.                                 No Admission of Liability. Director acknowledges, by entering into this Release, that the Company, Laredo or LPI do not admit to any unlawful or tortious conduct or any other wrongdoing in connection with Director. Each of the Company, Laredo and LPI acknowledges, by entering into this Release, that Director does not admit to any unlawful or tortious conduct or any other wrongdoing in connection with the Company, Laredo or LPI.

12.                                 Contribution Agreement and Purchase and Sale Agreement. This Release shall at all time be subject to and governed by the Contribution Agreement and the Purchase and Sale Agreement.  In the event of a conflict between this Release and the Contribution Agreement or the Purchase and Sale Agreement, the Contribution Agreement or the Purchase and Sale Agreement, as applicable, shall control.

13.                                 Construction. This Release shall be deemed drafted equally by all the Parties. Its language shall be construed as a whole and according to its fair meaning. Any presumption or principle that the language is to be construed against any party shall not apply. The headings in this Release are only for convenience and are not intended to affect construction or interpretation. The plural includes the singular and the singular includes the plural; “and” and “or” are each used both conjunctively and disjunctively; “any,” “all,” “each,” or “every” means “any and all, and each and every”; “including” and “includes” are each “without limitation”; and “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to this entire Release and not to any particular paragraph, subparagraph, section or subsection. The word “including” (in its various forms) means including without limitation.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release Agreement, effective as of the date of Closing.

DIRECTOR

[Insert	DIRECTOR’S	Name]

Date:

COMPANY

BROAD OAK ENERGY, INC.
By:

Name:

Title:

[Signature Page to Release (Director)]

LAREDO

LAREDO PETROLEUM, LLC

By:

Name:

Title:

LPI

LAREDO PETROLEUM, INC.

By:

Name:

Title:

[Signature Page to Release (Director)]

EXHIBIT C-2

MUTUAL RELEASE AGREEMENT

This Mutual Release Agreement (“Release”) is made and entered into on June 15, 2011 by and among                            (“Employee-Seller”), Broad Oak Energy, Inc., a Delaware corporation (the “Company”), Laredo Petroleum, Inc., a Delaware corporation (“LPI”), and Laredo Petroleum Company, LLC, a Delaware limited liability company (“Laredo”), (Employee-Seller, the Company, LPI and Laredo are hereinafter referred to, collectively, as the “Parties” and, individually, as a “Party.” Any defined term used herein but not otherwise defined shall have the meaning given such term in the Purchase and Sale Agreement (as hereinafter defined).

RECITALS

WHEREAS, Employee-Seller is an at-will employee of the Company;

WHEREAS, Employee-Seller has certain ownership interests in the Company (the “Company Stock”);

WHEREAS, pursuant to the Stock Purchase and Sale Agreement (the “Purchase and Sale Agreement”), which is being executed contemporaneously with this Release, Employee-Seller has agreed to sell his/her Company Stock to LPI in exchange for cash (the “Employee-Seller Consideration”);

[WHEREAS, Employee-Seller’s employment with the Company will terminate at the Closing;](2) and

WHEREAS, the Parties desire to mutually release each other from claims and causes of action as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and promises hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                       Prior Rights and Obligations.  The Parties agree that this Release, the Purchase and Sale Agreement, and any other agreements entered into pursuant to the Purchase and Sale Agreement will extinguish and supersede all rights, if any, which Employee-Seller or the Company may have, contractual or otherwise, relating to (a) the Employee-Seller’s continued employment with [, or termination from employment with,]  the Company or (b) Employee-Seller’s ownership of any equity or other interests in the Company (including any incentive units, options, warrants or other rights to acquire any equity or other interest in the Company whether vested or unvested as of the date hereof),

(2)  Applicable to Company CEO and COO.

including any rights under (i) the Amended and Restated Certificate of Incorporation of the Company, dated March 26, 2009, (ii) the Bylaws of the Company, dated May 14, 2006 (iii) the Stockholders’ Agreement, dated as of May 16, 2006, among the Company and the stockholders party thereto, as amended by the Amendment Agreement to the Stockholders’ Agreement, dated as of March 26, 2009, (iv) the Registration Rights Agreement, dated as of May 16, 2006, among the Company and the persons listed on the signature pages thereto, as amended by the Amendment Agreement to the Registration Rights Agreement, dated as of March 26, 2009, and (v) the Company’s 2006 Stock Incentive Plan, as amended (collectively, the “Organizational Documents”).

2.                                       Consideration.  The Parties agree that by mutually releasing any claims that they might have against each other, their respective releases in this Release are supported by sufficient consideration. Furthermore, Employee-Seller agrees and acknowledges that the Employee-Seller Consideration and other benefits received by Employee-Seller pursuant to the Purchase and Sale Agreement are further consideration for Employee-Seller’s release in this Release.

3.                                       The Company’s, LPI’s and Laredo’s Release of Claims Against Employee-Seller. Each of the Company, LPI and Laredo, for himself or herself, and on behalf of any Person claiming by, through or under him or her, hereby, releases and discharges Employee-Seller from any and all obligations and claims, demands and causes of action, whether known or unknown, that have accrued or may accrue and that relate to acts or omissions prior to Closing or that relate to the Closing (including any and all damages, whether known or unknown, arising by statute, common law, in contract, in tort or otherwise, of any kind, character or nature whatsoever) (1) arising under the Organizational Documents, (2) relating to Employee-Seller’s ownership of any equity or other interests in the Company, (3) relating to actions or omissions of Employee-Seller, in each case to the extent that such actions or omissions relate to the ownership or operation of the Company, or (4) in connection with Employee-Seller acting in his or her capacity as an employee of the Company or in any other representative capacity for or on behalf of the Company or its Affiliates at or prior to Closing, including in each case any and all claims which the Company, LPI or Laredo does not know or suspect to exist in its favor as of the date hereof or upon Closing (collectively, the “Company’s Released Claims”); provided, however, the Company’s Released Claims shall not include such claims or causes of action that arise out of (i) the representations, warranties or covenants made by Employee-Seller in this Release or by Employee-Seller in the Purchase and Sale Agreement or the other documents and instruments delivered pursuant thereto, (ii) any right of LPI to seek indemnification under Article VII of the Purchase and Sale Agreement, or (iii) any right under the Purchase and Sale Agreement or any other agreement to which LPI and Employee-Seller are parties.  Each of the Company, LPI and Laredo agrees not to assert any claim or file or permit to be filed or accept benefit from any claim, complaint or petition relating to the Company’s Released Claims, and agrees to indemnify, defend and hold harmless the Employee-Seller from any Liabilities arising from any claim, complaint or petition that is in violation of this sentence; provided, however, this shall not limit the Company, LPI or Laredo from filing an action for the sole purpose of enforcing its rights under this Release. THE RELEASES APPLY TO ALL CLAIMS, AND EACH OF THE COMPANY, LPI AND LAREDO AGREES TO WAIVE

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THE BENEFITS OF ANY LAW (INCLUDING PRINCIPLES OF COMMON LAW) OF ANY STATE OR TERRITORY OR ANY OTHER JURISDICTION THAT PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY SUCH PARTY MUST HAVE MATERIALLY AFFECTED ITS SETTLEMENT WITH THE RELEASED PARTY.

4.             Employee-Seller’s Release of Claims Against the Company, LPI and Laredo.

(a)                                  Release of Claims Arising out of Employee-Seller’s Employment. Employee-Seller, for themselves and on behalf of any Person claiming by, through or under them, hereby, releases and discharges the Company, LPI and Laredo, along with their owners, partners, members, Affiliates, officers, directors, employees, agents, attorneys, and insurers (collectively, the “Company Released Parties”), from any and all claims, demands and causes of action, whether known or unknown, arising by statute, common law, in contract, in tort or otherwise, of any kind, character or nature whatsoever, arising from Employee-Seller’s employment, or termination from employment, at the Company, including any claims for salary, benefits, expenses, costs, damages, compensation, remuneration or wages and any claims of alleged discriminatory employment practices including any claims or causes of action under the Age Discrimination in Employment Act. By entering into this Release, Employee-Seller is not waiving (i) any rights under any employee plan of the Company or under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; (ii) any rights to receive Employee-Seller’s ordinary compensation from the Company in return for work performed between the date hereof and the Closing; (iii) any payments for accrued vacation through the Closing; (iv) any rights that cannot by law be waived; (v) any rights under the Purchase and Sale Agreement; or (vi) any right Employee-Seller may have to indemnification, advancement of expenses, and/or exculpation by the Company.  This Release does not prohibit the Equal Employment Opportunity Commission (the “EEOC”) or state equal employment opportunity agencies from investigating a charge within the EEOC’s authority to investigate; however, in the event Employee-Seller files such a charge, the Employee-Seller expressly waives any individual monetary or equitable relief and covenants not to file a lawsuit related to such charge.

(b)                                 Release of Claims Arising out of Employee-Seller’s Ownership of the Company and Sale to LPI.  Employee-Seller also releases and discharges the Company Released Parties from any and all obligations and claims, demands and causes of action, whether known or unknown, that have accrued or may accrue and that relate to acts or omissions prior to Closing or that relate to the Closing (including any and all damages, whether known or unknown, arising by statute, common law, in contract, in tort or otherwise, of any kind, character or nature whatsoever) (1) arising under the Organizational Documents, (2) relating to Employee-Seller’s ownership (or alleged ownership) of any equity or other interests in the Company (including any incentive units, options, warrants or other rights to acquire any

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equity or other interest in the Company whether vested or unvested as of the date hereof), (3) relating to the adequacy of the Employee-Seller Consideration or (4) relating to actions or omissions of the Company, or any acts or omissions of the managers, directors, shareholders, members, officers or employees (former or present) of the Company, including in each case any and all claims which such Employee-Seller does not know or suspect to exist in his, her or its favor as of the date hereof or upon Closing (collectively, together with the claims released pursuant to Section 4(a) of this Release, the “Employee-Seller’s Released Claims”); provided, however, the Employee-Seller’s Released Claims shall not include such claims or causes of action that arise out of (i) the representations, warranties or covenants made by LPI in this Release or the Purchase and Sale Agreement or the other documents and instruments delivered pursuant thereto, or (ii) any right of Employee-Seller under the Purchase and Sale Agreement or any other agreement to which LPI and Employee-Seller are parties. Effective upon Closing, Employee-Seller waives any preemptive rights that he or she may have, or ever had, with respect to any interest in the Company and waives any right Employee-Seller may have under the Organizational Documents or otherwise to acquire any interest in the Company being transferred pursuant to, or as contemplated by, the Purchase and Sale Agreement or any transfer that occurred prior to the date thereof. Employee-Seller agrees not to assert any claim or file or permit to be filed or accept benefit from any claim, complaint or petition relating to Employee-Seller’s Released Claims, and agrees to indemnify, defend and hold harmless the Company Released Parties from any Liabilities arising from any claim, complaint or petition that is in violation of this sentence; provided, however, this shall not limit Employee-Seller from filing an action for the sole purpose of enforcing its rights under this Release. THE RELEASES APPLY TO ALL CLAIMS, AND EMPLOYEE-SELLER AGREES TO WAIVE THE BENEFITS OF ANY LAW (INCLUDING PRINCIPLES OF COMMON LAW) OF ANY STATE OR TERRITORY OR ANY OTHER JURISDICTION THAT PROVIDES THAT A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN SUCH PARTY’S FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY SUCH PARTY MUST HAVE MATERIALLY AFFECTED HIS/HER SETTLEMENT WITH THE RELEASED PARTY.

5.             Warranties.  Employee-Seller agrees, represents and warrants that:

(a)                                  The Employee-Seller Consideration is fair value for his or her Company Stock, and such fair value received and the releases and other agreements made by the Company, LPI and Laredo in this Release are good and sufficient consideration for his or her execution of this Release.

(b)                                 Employee-Seller will sign this Release when the Purchase and Sale Agreement is executed, but the Release will not become effective until Closing. In the event that the Purchase and Sale Agreement is terminated prior to the Closing, this Release shall thereupon become void and of no force or effect.

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(c)                                  Employee-Seller has not filed any claims, appeals, complaints, charges or lawsuits against the Company with any governmental agency or court.

(d)                                 Employee-Seller acknowledges and agrees that he or she (i) has received or had full access to all the information he or she considered necessary or appropriate to make an informed decision with respect to his or her execution of the Purchase and Sale Agreement and this Release; (ii) has had an opportunity to ask questions and receive answers from the Company, LPI and Laredo regarding the terms and conditions of the Purchase and Sale Agreement and this Release; (iii) is not waiving any rights or claims under the Age Discrimination in Employment Act of 1967, as amended (the “ADEA”) or Chapter 21.001 of the Texas Labor Code that may arise after the Closing Date, or any rights or claims to test the knowing and voluntary nature of this Release under the Older Workers’ Benefit Protection Act, as amended; (iv) has carefully read and fully understands all of the provisions of this Release; (v) knowingly and voluntarily agrees to all of the terms set forth in this Release and to be bound by this Release; (vi) is hereby advised in writing to consult with an attorney and tax advisor of her/his choice prior to executing this Release and has had the opportunity and sufficient time to seek such advice; and (vii) is releasing the Company from any and all claims he or she may have against the Company, relating to his/her employment and separation until and including the Closing Date, including claims arising under the ADEA.

6.             [Future Employment with the Company or LPI.

(a)                                  For a period of one year after the Closing Date, LPI shall, or shall cause the Company or another Affiliate of Laredo to, provide such Employee-Seller who remains employed by the Company following the Closing Date with compensation and benefits substantially comparable in the aggregate (without regard to equity-based compensation) to his or her compensation and benefits (without regard to equity-based compensation) with the Company immediately prior to the Closing Date; provided, however, that LPI reserves the right to amend, terminate, merge or suspend any Company Employee Plan or Laredo Employee Plan in its sole discretion.

(b)                                 Notwithstanding anything set forth in Section 6(a), Employee-Seller agrees and acknowledges that he/she will remain an at will employee and have no right to employment with the Company, LPI or Laredo or any of its Affiliates following the Closing.]

7.                                       Choice of Law.  This Release shall be interpreted and construed in accordance with and shall be governed by the laws of the State of Texas (without regard to any conflicts of law principle which would require the application of some other state law) and, when applicable, the laws of the United States.

8.                                       Acknowledgment of Terms.  Employee-Seller acknowledges that he or she has carefully read the Purchase and Sale Agreement and this Release, he or she has had the opportunity for review of the Purchase and Sale Agreement and this Release by his or her attorney, he

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or she fully understands the final and binding effect of the Purchase and Sale Agreement and this Release, he or she has signed the Purchase and Sale Agreement voluntarily, and he or she is signing this Release voluntarily.

9.                                       Waiver.  The failure of any Party to enforce or to require timely compliance with any term or provision of this Release shall not be deemed to be a waiver or relinquishment of rights or obligations arising hereunder, nor shall this failure preclude the enforcement of any term or provision or avoid the liability for any breach of this Release.

10.                                 Severability.  Each part, term or provision of this Release is severable from the others. Notwithstanding any possible future finding by a duly constituted authority that a particular part, term or provision is invalid, void or unenforceable, this Release has been made with the clear intention that the validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby.

11.                                 Costs and Attorneys’ Fees.  If any action is initiated to enforce this Release, the prevailing Party shall be entitled to recover from the other Party its reasonable costs and attorneys’ fees.

12.                                 No Admission of Liability.  Employee-Seller acknowledges, by entering into this Release, that the Company, LPI or Laredo do not admit to any unlawful or tortious conduct or any other wrongdoing in connection with Employee-Seller. Each of the Company, LPI and Laredo acknowledges, by entering into this Release, that Employee-Seller does not admit to any unlawful or tortious conduct or any other wrongdoing in connection with the Company, LPI or Laredo.

13.                                 Purchase and Sale Agreement. This Release shall at all times be subject to and governed by the Purchase and Sale Agreement.  In the event of a conflict between this Release and the Purchase and Sale Agreement, the Purchase and Sale Agreement shall control

14.                                 Construction.  This Release shall be deemed drafted equally by all the Parties. Its language shall be construed as a whole and according to its fair meaning. Any presumption or principle that the language is to be construed against any party shall not apply. The headings in this Release are only for convenience and are not intended to affect construction or interpretation. The plural includes the singular and the singular includes the plural; “and” and “or” are each used both conjunctively and disjunctively; “any,” “all,” “each,” or “every” means “any and all, and each and every”; “including” and “includes” are each “without limitation”; and “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” refer to this entire Release and not to any particular paragraph, subparagraph, section or subsection. The word “including” (in its various forms) means including without limitation.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Mutual Release Agreement, as of the date first above stated to be effective as of the date of Closing.

EMPLOYEE-SELLER

[Insert EMPLOYEE-SELLER’S Name]
Date:

COMPANY

BROAD OAK ENERGY, INC.

By:
Name:
Title

[Signature Page to Release (Employee-Seller)]